UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 _________________

FORM 8-K _________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported) November 4, 2014

Coupons.com Incorporated

(Exact name of Registrant as specified in its charter) _________________

Delaware	001-36331	77-0485123
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

  400 Logue Avenue
Mountain View, California 94043

(Address of principal executive offices)

  (650) 605-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition.

On November 4, 2014, Coupons.com Incorporated (the “Company”) issued a press release regarding financial results for the third quarter ended September 30, 2014. The Company also posted on its website (www.couponsinc.com) slides with accompanying prepared remarks regarding such financial results. Copies of the press release and slides are attached as Exhibits 99.1 and 99.2, respectively, and the information in Exhibits 99.1 and 99.2 is incorporated herein by reference.

The information in Item 2.02 and Item 9.01 in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 8.01      Other Events.

Coupons.com Incorporated Disclosure Channels to Disseminate Information

Coupons.com Incorporated investors and others should note that we announce material information to the public about our Company, products and services and other issues through a variety of means, including the Company's website (www.couponsinc.com), its investor relations website (investors.couponsinc.com/investor-relations), its blog (www.couponsinc.com/blog/), press releases, SEC filings, public conference calls, and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We encourage our investors and others to review the information we make public in these locations as such information could be deemed to be material information. Please note that this list may be updated from time to time.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated November 4, 2014, regarding financial results of Coupons.com Incorporated for the third quarter ended September 30, 2014.
99.2	Slides, dated November 4, 2014, regarding financial results of the third quarter ended September 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coupons.com, Incorporated.

	By:	/s/ Richard Hornstein
Richard Hornstein
General Counsel
Date: November 4, 2014

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated November 4, 2014, regarding financial results of Coupons.com Incorporated for the third quarter ended September 30, 2014.
99.2	Slides, dated November 4, 2014, regarding financial results of the third quarter ended September 30, 2014.